Exhibit 99.2

ALLMERICA FINANCIAL CORPORATION
STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
Property and Casualty
Condensed Income Statements	5
Property and Casualty Consolidated Balance Sheets	6
Statutory Underwriting Results	7-11
Life Companies
Condensed Income Statements	12
Life Companies Consolidated Balance Sheets	13
Segment Income by Product Line	14-15
Segment Income Excluding Certain Non-Cash Items	16
Selected Financial Information-Variable Annuities	17
Future Policy Benefits and Account Balances	18
Investments
Net Investment Income	19
Net Realized Investment Gains (Losses)	20
Unrealized Losses	21
Credit Quality of Fixed Maturities	22
Historical Financial Highlights	23-24
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2004	2003	% Change	2004	2003	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$45.9	$25.3	81.4	$134.6	$34.3	N/M
Commercial Lines	26.0	6.0	N/M	58.0	98.7	(41.2)
Other	1.7	2.5	(32.0)	5.4	(15.5)	N/M

Total Property and Casualty	73.6	33.8	N/M	198.0	117.5	68.5

Life Companies	16.5	5.7	N/M	11.3	8.7	29.9
Interest expense on corporate debt	(10.0)	(10.0)	—	(39.9)	(39.9)	—

Total segment income	80.1	29.5	N/M	169.4	86.3	96.3

Federal income tax (expense) benefit on segment income	(21.2)	0.8	N/M	(28.6)	6.1	N/M

Total segment income after taxes	$58.9	$30.3	94.4	$140.8	$92.4	52.4

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME
Total segment income after taxes	$58.9	$30.3	94.4	$140.8	$92.4	52.4
Federal income tax settlement	0.1	—	—	30.4	—	N/M
Net realized investment gains, net of taxes and amortization	5.2	4.0	30.0	16.1	10.4	54.8
Gains (losses) on derivative instruments, net of taxes	0.5	(5.4)	N/M	0.8	(4.5)	N/M
Gains (losses) from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	0.1	—	N/M	(0.1)	3.7	N/M
Restructuring costs, net of taxes	(1.7)	(14.9)	(88.6)	(5.5)	(18.7)	(70.6)
Income from sale of universal life business, net of taxes	—	—	—	—	3.6	N/M

Income before effect of accounting change	63.1	14.0	N/M	182.5	86.9	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	(57.2)	—	N/M

Net income	$63.1	$14.0	N/M	$125.3	$86.9	44.2

PER SHARE DATA (DILUTED)
Total segment income	$1.49	$0.55	N/M	$3.15	$1.62	94.4
Federal income taxes on segment income	(0.39)	0.02	N/M	(0.53)	0.12	N/M

Total segment income after taxes	1.10	0.57	93.0	2.62	1.74	50.6
Federal income tax settlement	—	—	—	0.57	—	N/M
Net realized investment gains, net of taxes and amortization	0.10	0.07	42.9	0.30	0.19	57.9
Gains (losses) on derivative instruments, net of taxes	0.01	(0.10)	N/M	0.01	(0.08)	N/M
Gains (losses) from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	—	—	—	0.07	N/M
Restructuring costs, net of taxes	(0.03)	(0.28)	(89.3)	(0.10)	(0.35)	(71.4)
Income from sale of universal life business, net of taxes	—	—	—	—	0.06	N/M

Income before effect of accounting change	1.18	0.26	N/M	3.40	1.63	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	(1.06)	—	N/M

Net income	$1.18	$0.26	N/M	$2.34	$1.63	43.6

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2004		December 31 2003		% Change
BALANCE SHEET

Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,680.2		$1,545.6		8.7
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,112.1		1,194.9		(6.9)
AFC Holding Company and other	(452.8)		(520.3)		(13.0)

Total shareholders’ equity	$2,339.5		$2,220.2		5.4

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,098.8		$1,001.6		9.7
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$581.9		$553.4		5.1
First Allmerica Financial Life Insurance Company	$207.7		$176.6		17.6

The Hanover Insurance Company (consolidated) premium to surplus ratio	2.0:1		2.2:1		N/M
Allmerica Financial Life Insurance and Annuity Company (consolidated) estimated risk based capital ratio	472%		365%		107.0

Book value per share
The Hanover Insurance Company (consolidated)	$31.53		$29.16		8.1
Allmerica Financial Life Insurance and Annuity Company (consolidated)	20.87		22.55		(7.5)
AFC Holding Company and other	(8.49)		(9.82)		(13.5)

Total book value per share	$43.91		$41.89		4.8

Book value per share, excluding accumulated other comprehensive income	$43.85		$41.59		5.4

Shares outstanding (1)	53.2		53.0

Stock price	$32.83		$30.77		6.7
Price/book value per share	0.7	x	0.7	x	-	x
Debt/equity	21.7%		22.5%		(0.8 pts	)
Debt/total capital	17.9%		18.4%		(0.5 pts	)

(1)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2004	2003	% Change	2004	2003	% Change
REVENUES
Premiums	$569.9	$570.5	(0.1)	$2,288.6	$2,282.3	0.3
Fees and other income	91.3	115.4	(20.9)	379.2	501.5	(24.4)
Net investment income	99.4	109.1	(8.9)	414.5	455.7	(9.0)
Net realized investment gains	10.4	5.7	82.5	28.7	24.1	19.1

Total revenues	771.0	800.7	(3.7)	3,111.0	3,263.6	(4.7)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	394.9	460.9	(14.3)	1,784.0	1,918.7	(7.0)
Policy acquisition expenses	132.7	142.3	(6.7)	590.8	602.6	(2.0)
(Gains) losses from retirement of funding agreements and trust instruments supported by funding obligations	(0.1)	—	N/M	0.2	(5.7)	N/M
Income from sale of universal life business	—	—	—	—	(5.5)	N/M
Losses on derivative instruments	0.2	8.7	(97.7)	0.6	10.3	(94.2)
Restructuring costs	2.7	22.9	(88.2)	8.5	28.7	(70.4)
Other operating expenses	153.6	157.5	(2.5)	540.2	635.0	(14.9)

Total benefits, losses and expenses	684.0	792.3	(13.7)	2,924.3	3,184.1	(8.2)

Income before federal income taxes	87.0	8.4	N/M	186.7	79.5	N/M
Federal income tax expense (benefit)	23.9	(5.6)	N/M	4.2	(7.4)	N/M

Income before cumulative effect of change in accounting principle	63.1	14.0	N/M	182.5	86.9	N/M

Cumulative effect of change in accounting principle	—	—	—	(57.2)	—	N/M

Net income	$63.1	$14.0	N/M	$125.3	$86.9	44.2

PER SHARE DATA (DILUTED)
Income before cumulative effect of change in accounting principle	$1.18	$0.26	N/M	$3.40	$1.63	N/M
Cumulative effect of change in accounting principle	—	—	—	(1.06)	—	N/M

Net income (1)	$1.18	$0.26	N/M	$2.34	$1.63	43.6

Weighted average shares outstanding	53.7	53.5		53.7	53.2

(1)	Basic net income per share was $1.19 and $0.26 for the quarters ended December 31, 2004 and 2003, respectively and $2.36 and $1.64 for the years ended December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,553.4 and $7,346.3)	$7,822.2	$7,646.5	2.3
Equity securities, at fair value (cost of $13.7 and $9.1)	17.0	15.3	11.1
Mortgage loans	114.8	175.1	(34.4)
Policy loans	256.4	268.0	(4.3)
Other long-term investments	55.3	80.7	(31.5)

Total investments	8,265.7	8,185.6	1.0

Cash and cash equivalents	202.4	380.5	(46.8)
Accrued investment income	118.2	126.5	(6.6)
Premiums, accounts and notes receivable, net	485.4	480.9	0.9
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	2,026.4	2,111.2	(4.0)
Deferred policy acquistion costs	905.5	1,115.5	(18.8)
Deferred federal income taxes	415.1	381.0	9.0
Goodwill	128.2	128.2	—
Other assets	433.2	367.7	17.8
Separate account assets	10,455.0	11,835.4	(11.7)

Total assets	$23,435.1	$25,112.5	(6.7)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,462.3	$3,556.8	(2.7)
Outstanding claims, losses and loss adjustment expenses	3,179.0	3,124.9	1.7
Unearned premiums	1,029.8	1,032.5	(0.3)
Contractholder deposit funds and other policy liabilities	379.5	683.7	(44.5)

Total policy liabilities and accruals	8,050.6	8,397.9	(4.1)

Expenses and taxes payable	868.7	822.7	5.6
Reinsurance premiums payable	86.5	136.5	(36.6)
Trust instruments supported by funding obligations	1,126.0	1,200.3	(6.2)
Long-term debt	508.8	499.5	1.9
Separate account liabilities	10,455.0	11,835.4	(11.7)

Total liabilities	21,095.6	22,892.3	(7.8)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,782.1	1,775.6	0.4
Accumulated other comprehensive income	3.0	16.1	(81.4)
Retained earnings	943.4	833.1	13.2
Treasury stock at cost (7.2 and 7.4 million shares)	(389.6)	(405.2)	(3.8)

Total shareholders’ equity	2,339.5	2,220.2	5.4

Total liabilities and shareholders’ equity	$23,435.1	$25,112.5	(6.7)

PROPERTY & CASUALTY

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2004	2003	% Change	2004	2003	% Change
REVENUES
Net premiums written	$513.2	$524.0	(2.1)	$2,236.2	$2,234.2	0.1
Change in unearned premiums, net of prepaid reinsurance premiums	49.7	39.2	26.8	12.9	6.2	N/M

Net premiums earned	562.9	563.2	(0.1)	2,249.1	2,240.4	0.4
Net investment income	50.9	47.3	7.6	196.9	185.5	6.1
Other income	13.3	13.2	0.8	52.7	55.7	(5.4)

Total segment revenue	627.1	623.7	0.5	2,498.7	2,481.6	0.7

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses (1)	363.4	401.8	(9.6)	1,552.0	1,653.5	(6.1)
Policy acquisition expenses	117.0	119.0	(1.7)	470.1	457.6	2.7
Other operating expenses	73.1	69.1	5.8	278.6	253.0	10.1

Total losses and operating expenses	553.5	589.9	(6.2)	2,300.7	2,364.1	(2.7)

Segment income before federal income taxes	$73.6	$33.8	N/M	$198.0	$117.5	68.5

(1)	Policy benefits, claims, losses and loss adjustment expenses for the year ended December 31, 2003 include a $21.9 million charge resulting from an adverse arbitration decision in the second quarter of 2003 related to an insurance pool in which one of Allmerica Financial Corporation’s subsidiaries, The Hanover Insurance Company, was formerly a participant.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,677.5 and $3,383.9)	$3,792.0	$3,506.2	8.2
Equity securities, at fair value (cost of $1.0 and $2.9)	2.1	5.1	(58.8)
Mortgage loans	51.3	53.8	(4.6)
Other long-term investments	0.6	0.7	(14.3)

Total investments	3,846.0	3,565.8	7.9

Cash and cash equivalents	78.6	113.0	(30.4)
Accrued investment income	50.1	49.4	1.4
Premiums, accounts, and notes receivable, net	481.2	477.2	0.8
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,039.8	1,070.4	(2.9)
Deferred policy acquisition costs	211.4	220.9	(4.3)
Deferred federal income tax asset	206.8	160.8	28.6
Goodwill	121.4	121.4	—
Other assets	174.2	198.7	(12.3)

Total assets	$6,209.5	$5,977.6	3.9

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,068.6	$3,018.9	1.6
Unearned premiums	1,026.5	1,029.0	(0.2)
Contract holder deposit funds and other policy liabilities	4.8	8.2	(41.5)

Total policy liabilities and accruals	4,099.9	4,056.1	1.1

Expenses and taxes payable	355.2	251.5	41.2
Reinsurance premiums payable	74.2	124.4	(40.4)

Total liabilities	4,529.3	4,432.0	2.2

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	48.0	60.0	(20.0)
Retained earnings	1,458.0	1,311.4	11.2

Total shareholder’s equity	1,680.2	1,545.6	8.7

Total liabilities and shareholder’s equity	$6,209.5	$5,977.6	3.9

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended December 31, 2004				Quarter ended December 31, 2003				% Change
(In millions)	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total
Underwriting profit (loss), excluding prior year reserve development and catastrophes	$26.7	$2.3	$(0.7)	$28.3	$11.4	$11.8	$(0.1)	$23.1	N/M	(80.5)	N/M	22.5
Prior year reserve development (favorable) unfavorable	5.6	0.1	—	5.7	6.4	17.9	—	24.3	(12.5)	(99.4)	—	(76.5)
Pre-tax catastrophe losses	(0.7)	2.1	—	1.4	4.6	5.5	—	10.1	N/M	(61.8)	—	(86.1)

Statutory underwriting profit (loss)	21.8	0.1	(0.7)	21.2	0.4	(11.6)	(0.1)	(11.3)	N/M	N/M	N/M	N/M
Net investment income	25.1	25.2	0.6	50.9	23.2	23.6	0.5	47.3	8.2	6.8	20.0	7.6
Fee income	—	—	6.1	6.1	—	—	6.2	6.2	—	—	(1.6)	(1.6)
Other statutory to GAAP adjustments	(1.0)	0.7	(4.3)	(4.6)	1.7	(6.0)	(4.1)	(8.4)	N/M	N/M	4.9	(45.2)

Segment income (loss) before federal income taxes	$45.9	$26.0	$1.7	$73.6	$25.3	$6.0	$2.5	$33.8	81.4	N/M	(32.0)	N/M

	Year ended December 31, 2004				Year ended December 31, 2003				% Change
	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total
Underwriting profit (loss), excluding prior year reserve development and catastrophes	$71.1	$0.1	$(4.1)	$67.1	$(13.6)	$28.4	$(1.9)	$12.9	N/M	(99.6)	N/M	N/M
Prior year reserve development (favorable) unfavorable	(10.4)	(4.1)	—	(14.5)	25.3	(7.9)	23.0	40.4	N/M	(48.1)	N/M	N/M
Pre-tax catastrophe losses	49.8	49.5	—	99.3	35.6	23.8	—	59.4	39.9	N/M	—	67.2

Statutory underwriting profit (loss)	31.7	(45.3)	(4.1)	(17.7)	(74.5)	12.5	(24.9)	(86.9)	N/M	N/M	(83.5)	(79.6)
Net investment income	97.1	97.6	2.2	196.9	91.1	92.4	2.0	185.5	6.6	5.6	10.0	6.1
Fee income	—	—	24.9	24.9	—	—	26.0	26.0	—	—	(4.2)	(4.2)
Other statutory to GAAP adjustments	5.8	5.7	(17.6)	(6.1)	17.7	(6.2)	(18.6)	(7.1)	(67.2)	N/M	(5.4)	(14.1)

Segment income (loss) before federal income taxes	$134.6	$58.0	$5.4	$198.0	$34.3	$98.7	$(15.5)	$117.5	N/M	(41.2)	N/M	68.5

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RESULTS

	Quarter ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$231.0	$101.6	$8.8	$341.4	$25.8	$41.3	$76.1	$28.5	$171.7	$—	$513.1

Net premiums earned	$262.2	$104.0	$10.1	$376.3	$30.6	$46.0	$83.5	$26.4	$186.5	$—	$562.8
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	160.2	43.5	5.3	209.0	22.0	24.5	41.0	8.8	96.3	0.6	305.9
Prior year reserve development (favorable) unfavorable	7.5	(1.9)	—	5.6	0.2	(3.3)	3.7	(0.5)	0.1	—	5.7
Pre-tax catastrophe losses	—	(1.2)	0.5	(0.7)	—	—	1.7	0.4	2.1	—	1.4
Loss adjustment expenses excluding prior year reserve development	25.6	6.3	0.4	32.3	6.1	4.3	10.3	1.2	21.9	0.2	54.4
Policy acquisition and other underwriting expenses				108.3					67.5	(0.1)	175.7
Policyholders’ dividends				—					(1.5)	—	(1.5)

Statutory underwriting profit (loss)				$21.8					$0.1	$(0.7)	$21.2

	Quarter ended December 31, 2003
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$256.4	$101.6	$9.9	$367.9	$25.5	$38.3	$72.4	$20.5	$156.7	$—	$524.6

Net premiums earned	$277.6	$99.4	$10.7	$387.7	$30.2	$44.1	$79.4	$22.6	$176.3	$—	$564.0
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	179.6	47.6	5.6	232.8	22.3	18.3	35.8	4.5	80.9	0.1	313.8
Prior year reserve development unfavorable (favorable)	10.2	(3.8)	—	6.4	20.3	2.3	(3.8)	(0.9)	17.9	—	24.3
Pre-tax catastrophe losses	0.3	3.8	0.5	4.6	—	0.1	3.1	2.3	5.5	—	10.1
Loss adjustment expenses excluding prior year reserve development	26.6	7.3	1.1	35.0	3.9	2.3	10.9	1.1	18.2	—	53.2
Policy acquisition and other underwriting expenses				108.5					68.7	—	177.2
Policyholders’ dividends				—					(3.3)	—	(3.3)

Statutory underwriting (loss) profit				$0.4					$(11.6)	$(0.1)	$(11.3)

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RESULTS

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$1,033.2	$413.6	$40.5	$1,487.3	$125.4	$186.3	$332.2	$105.3	$749.2	$0.2	$2,236.7

Net premiums earned	$1,070.2	$408.8	$42.1	$1,521.1	$125.6	$180.7	$325.7	$96.3	$728.3	$0.2	$2,249.6
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	685.2	180.9	23.0	889.1	88.1	92.0	152.1	28.6	360.8	3.6	1,253.5
Prior year reserve development (favorable) unfavorable	(2.9)	(6.8)	(0.7)	(10.4)	6.7	(7.8)	(15.1)	12.1	(4.1)	—	(14.5)
Pre-tax catastrophe losses	1.9	46.0	1.9	49.8	—	0.2	48.3	1.0	49.5	—	99.3
Loss adjustment expenses excluding prior year reserve development	100.4	30.0	2.0	132.4	20.3	15.0	44.8	5.6	85.7	0.6	218.7
Policy acquisition and other underwriting expenses				428.5					283.1	0.1	711.7
Policyholders’ dividends				—					(1.4)	—	(1.4)

Statutory underwriting profit (loss)				$31.7					$(45.3)	$(4.1)	$(17.7)

	Year ended December 31, 2003
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$1,098.2	$396.7	$42.9	$1,537.8	$123.6	$171.3	$314.2	$88.0	$697.1	$0.3	$2,235.2

Net premiums earned	$1,100.7	$377.8	$43.6	$1,522.1	$130.0	$182.0	$314.7	$92.3	$719.0	$0.3	$2,241.4
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	764.2	190.9	17.3	972.4	89.5	90.8	156.8	26.5	363.6	2.3	1,338.3
Prior year reserve development unfavorable (favorable)	26.0	(0.7)	—	25.3	25.0	(3.6)	(28.1)	(1.2)	(7.9)	23.0	40.4
Pre-tax catastrophe losses	2.2	32.3	1.1	35.6	—	0.4	19.0	4.4	23.8	—	59.4
Loss adjustment expenses excluding prior year reserve development	106.9	29.8	2.0	138.7	14.1	10.3	43.2	6.8	74.4	(0.3)	212.8
Policy acquisition and other underwriting expenses				424.6					253.5	0.2	678.3
Policyholders’ dividends				—					(0.9)	—	(0.9)

Statutory underwriting (loss) profit				$(74.5)					$12.5	$(24.9)	$(86.9)

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.8%	39.9%	52.5%	56.9%	81.0%	48.5%	54.1%	30.3%	53.8%	—	56.0%
Catastrophe losses	N/M	(1.2)%	5.0%	(0.2)%	N/M	N/M	2.0%	1.5%	1.1%	—	0.2%
Loss adjustment expenses	10.0%	6.2%	4.0%	8.7%	11.4%	7.0%	11.7%	5.7%	9.6%	—	9.1%
Policy acquisition and other underwriting expenses				31.7%					39.3%	—	34.3%
Policyholders’ dividends				—					(0.8)%	—	(0.3)%

Combined				97.1%					103.0%	—	99.3%

Policies in force	(11.9)%	(8.7)%	(7.3)%	(10.2)%	(0.7)%	0.6%	(0.8)%	1.2%	0.1%	—	(9.1)%
Retention (1)	78.3%	80.9%	N/M	79.7%	80.3%	76.0%	79.4%	N/M	78.6%

	Quarter ended December 31, 2003
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	69.2%	45.2%	52.3%	62.6%	148.3%	46.3%	44.3%	22.6%	59.9%	—	61.7%
Catastrophe losses	0.1%	3.8%	4.7%	1.2%	N/M	0.2%	3.9%	10.2%	3.1%	—	1.8%
Loss adjustment expenses	8.8%	6.2%	10.3%	8.2%	5.6%	5.7%	9.7%	(1.8)%	6.4%	—	7.6%
Policy acquisition and other underwriting expenses				29.5%					43.9%	—	33.8%
Policyholders’ dividends				—					(1.8)%	—	(0.6)%

Combined				101.5%					111.5%	—	104.3%

Policies in force	(5.1)%	(1.9)%	(5.4)%	(3.7)%	(3.6)%	(9.1)%	(2.8)%	(21.1)%	(10.9)%	—	(4.5)%
Retention (1)	80.5%	82.6%	N/M	81.6%	59.3%	62.2%	66.2%	N/M	64.8%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.7%	43.1%	53.0%	57.9%	79.6%	48.4%	44.1%	41.4%	50.9%	—	55.8%
Catastrophe losses	0.2%	11.3%	4.5%	3.3%	N/M	0.1%	14.8%	1.0%	6.8%	—	4.4%
Loss adjustment expenses	9.4%	6.8%	4.8%	8.6%	12.0%	6.5%	11.8%	6.6%	9.8%	—	9.0%
Policy acquisition and other underwriting expenses				28.8%					37.8%	—	31.8%
Policyholders’ dividends				—					(0.2)%	—	(0.1)%

Combined				98.6%					105.1%	—	100.9%

Policies in force	(11.9)%	(8.7)%	(7.3)%	(10.2)%	(0.7)%	0.6%	(0.8)%	1.2%	0.1%	—	(9.1)%
Retention (1)	78.3%	80.9%	N/M	79.7%	76.0%	77.8%	79.0%	N/M	78.0%

	Year ended December 31, 2003
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	72.1%	51.6%	39.7%	66.1%	91.9%	48.8%	46.2%	31.1%	53.2%	—	63.1%
Catastrophe losses	0.2%	8.5%	2.5%	2.3%	N/M	0.2%	6.0%	4.8%	3.3%	—	2.6%
Loss adjustment expenses	9.4%	6.6%	4.6%	8.6%	7.0%	4.8%	8.4%	3.7%	6.6%	—	8.0%
Policy acquisition and other underwriting expenses				27.6%					36.4%	—	30.3%
Policyholders’ dividends				—					(0.1)%	—	—

Combined				104.6%					99.4%	—	104.0%

Policies in force	(5.1)%	(1.9)%	(5.4)%	(3.7)%	(3.6)%	(9.1)%	(2.8)%	(21.1)%	(10.9)%	—	(4.5)%
Retention (1)	80.5%	82.6%	N/M	81.6%	66.0%	70.2%	72.8%	N/M	70.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2004	2003	% Change	2004	2003	% Change
REVENUES
Premiums	$7.0	$7.3	(4.1)	$39.5	$41.9	(5.7)
Fees:
Fees from surrenders	9.2	12.6	(27.0)	46.4	66.9	(30.6)
Other proprietary product fees	56.2	64.0	(12.2)	233.6	252.4	(7.4)
Net investment income	48.5	61.7	(21.4)	217.4	270.8	(19.7)
Brokerage and investment management income (1)	5.2	20.4	(74.5)	22.9	107.0	(78.6)
Other income	9.0	7.2	25.0	32.1	27.0	18.9

Total segment revenue	135.1	173.2	(22.0)	591.9	766.0	(22.7)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	31.8	61.2	(48.0)	232.0	262.9	(11.8)
Policy acquisition expenses	13.8	25.6	(46.1)	116.8	140.8	(17.0)
Brokerage and investment management variable expenses (1)	2.5	12.5	(80.0)	11.4	68.7	(83.4)
Other operating expenses	70.5	68.2	3.4	220.4	284.9	(22.6)

Total policy benefits, claims and operating expenses	118.6	167.5	(29.2)	580.6	757.3	(23.3)

Segment income before federal income taxes	$16.5	$5.7	N/M	$11.3	$8.7	29.9

(1)	Brokerage and investment management income for 2004 primarily reflect fees earned from the management of assets for proprietary products. Brokerage and investment management income for 2003 primarily reflect fees earned from the distribution of non-proprietary insurance products. In 2004, variable expenses consist primarily of subadvisory fees and in 2003, these expenses primarily reflect commissions. The Company no longer sells non-proprietary products through its brokerage sales force.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,826.6 and $3,912.6)	$3,976.1	$4,080.1	(2.5)
Equity securities, at fair value (cost of $3.4 and $6.2)	5.6	10.3	(45.6)
Mortgage loans	64.1	122.3	(47.6)
Policy loans	256.4	268.0	(4.3)
Other long-term investments	54.7	80.0	(31.6)

Total investments	4,356.9	4,560.7	(4.5)

Cash and cash equivalents	108.5	242.8	(55.3)
Accrued investment income	67.4	76.2	(11.5)
Premiums, accounts, and notes receivable, net	4.2	3.8	10.5
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	986.6	1,042.9	(5.4)
Deferred policy acquisition costs (2)	694.1	894.6	(22.4)
Deferred federal income tax asset	207.9	223.8	(7.1)
Goodwill	6.8	6.8	—
Other assets (2)	241.7	150.6	60.5
Separate account assets	10,455.0	11,835.4	(11.7)

Total assets	$17,129.1	$19,037.6	(10.0)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,462.3	$3,556.8	(2.7)
Outstanding claims, losses and loss adjustment expenses	110.4	105.2	4.9
Unearned premiums	3.3	3.5	(5.71)
Contractholder deposit funds and other policy liabilities	374.7	675.5	(44.5)

Total policy liabilities and accruals	3,950.7	4,341.0	(9.0)

Expenses and taxes payable	473.0	453.9	4.2
Reinsurance premiums payable	12.3	12.1	1.7
Trust instruments supported by funding obligations	1,126.0	1,200.3	(6.2)
Separate account liabilities	10,455.0	11,835.4	(11.7)

Total liabilities	16,017.0	17,842.7	(10.2)

SHAREHOLDER’S EQUITY
Common stock, par value $1,000 per share; authorized 10,000 shares; issued 2,526 shares	2.5	2.5	—
Additional paid-in capital	1,000.0	1,075.0	(6.98)
Accumulated other comprehensive loss	(21.1)	(23.5)	(10.2)
Retained earnings	130.7	140.9	(7.2)

Total shareholder’s equity	1,112.1	1,194.9	(6.9)

Total liabilities and shareholder’s equity	$17,129.1	$19,037.6	(10.0)

(1)	The Life Companies include Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and their subsidiaries. First Allmerica Financial Life Insurance Company includes assets related to our discontinued operations (Group Life & Health).
(2)	Other assets at December 31, 2004 include a reclassification of $82.5 million from deferred policy acquisition costs as a result of the implementation of SOP 03-1 at January 1, 2004.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

	Quarter ended December 31, 2004				Quarter ended December 31, 2003
(In millions)	Variable Annuities	Variable Universal Life	Other (3)	Total	Variable Annuities	Variable Universal Life	Other (3)	Total
REVENUES
Premiums	$—	$—	$7.0	$7.0	$—	$—	$7.3	$7.3
Fees:
Fees from surrenders	6.7	2.5	—	9.2	9.8	2.8	—	12.6
Other proprietary product fees	35.8	20.3	0.1	56.2	40.2	22.8	1.0	64.0
Net investment income	17.2	4.3	27.0	48.5	13.2	3.3	45.2	61.7
Brokerage and investment management income (1)	4.1	0.8	0.3	5.2	4.8	0.9	14.7	20.4
Other income	4.3	0.7	4.0	9.0	3.7	0.6	2.9	7.2

Total segment revenue	68.1	28.6	38.4	135.1	71.7	30.4	71.1	173.2

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	6.6	10.4	14.8	31.8	25.3	13.8	22.1	61.2
Policy acquisition expenses	9.3	4.1	0.4	13.8	21.0	3.7	0.9	25.6
Variable operating expenses	6.6	1.2	13.7	21.5	8.1	1.0	23.8	32.9
Loss on hedge derivatives (2)	19.7	—	—	19.7	—	—	—	—

	42.2	15.7	28.9	86.8	54.4	18.5	46.8	119.7

Segment income before other operating expenses	$25.9	$12.9	$9.5	48.3	$17.3	$11.9	$24.3	53.5

Other operating expenses				31.8				47.8

Segment income before federal income taxes				$16.5				$5.7

(1)	Brokerage and investment management income for 2004 primarily reflect fees earned from the management of assets for proprietary products. Brokerage and investment management income for 2003 primarily reflect fees earned from the distribution of non-proprietary insurance products. Variable expenses for 2004 consist primarily of subadvisory fees while these expenses primarily reflect commissions in 2003. The Company no longer sells non-proprietary products through its brokerage sales force.
(2)	Loss on hedge derivatives relates to the economic hedging program implemented in the fourth quarter of 2003 involving exchange traded futures contracts used to hedge against increased GMDB claims that could arise from declines in the equity market below levels at December 3, 2003.
(3)	Other includes results from guaranteed investment contracts, closed block, universal life, traditional life, yearly renewable term life, individual health, other insurance and group retirement products, and our broker/dealer, VeraVest Investments, Inc.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Year ended December 31, 2004				Year ended December 31, 2003
	Variable Annuities	Variable Universal Life	Other (3)	Total	Variable Annuities	Variable Universal Life	Other (3)	Total
REVENUES
Premiums	$—	$—	$39.5	$39.5	$—	$—	$41.9	$41.9
Fees:
Fees from surrenders	35.1	11.3	—	46.4	53.7	13.2	—	66.9
Other proprietary product fees	149.6	83.0	1.0	233.6	156.9	92.5	3.0	252.4
Net investment income	69.1	17.7	130.6	217.4	59.1	14.6	197.1	270.8
Brokerage and investment management income (1)	17.1	3.6	2.2	22.9	18.2	3.9	84.9	107.0
Other income	13.2	2.7	16.2	32.1	10.5	4.1	12.4	27.0

Total segment revenue	284.1	118.3	189.5	591.9	298.4	128.3	339.3	766.0

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	101.0	44.8	86.2	232.0	103.2	44.4	115.3	262.9
Policy acquisition expenses	91.7	23.3	1.8	116.8	120.0	18.5	2.3	140.8
Variable operating expenses	29.6	5.2	53.0	87.8	31.5	5.4	112.8	149.7
Loss on hedge derivatives (2)	25.1	—	—	25.1	—	—	—	—

	247.4	73.3	141.0	461.7	254.7	68.3	230.4	553.4

Segment income before other operating expenses	$36.7	$45.0	$48.5	130.2	$43.7	$60.0	$108.9	212.6

Other operating expenses				118.9				203.9

Segment income before federal income taxes				$11.3				$8.7

(1)	Brokerage and investment management income for 2004 primarily reflect fees earned from the management of assets for proprietary products. Brokerage and investment management income for 2003 primarily reflect fees earned from the distribution of non-proprietary insurance products. Variable expenses for 2004 consist primarily of subadvisory fees while these expenses primarily reflect commissions in 2003. The Company no longer sells non-proprietary products through its brokerage sales force.
(2)	Loss on hedge derivatives relates to the economic hedging program implemented in the fourth quarter of 2003 involving exchange traded futures contracts used to hedge against increased GMDB claims that could arise from declines in the equity market below levels at December 3, 2003.
(3)	Other includes results from guaranteed investment contracts, closed block, universal life, traditional life, yearly renewable term life, individual health, other insurance and group retirement products, and our broker/dealer, VeraVest Investments, Inc.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME EXCLUDING CERTAIN NON-CASH ITEMS

	Quarter ended
(In millions)	December 31 2004	September 30 2004	December 31 2003
Segment income (loss) before federal income taxes	$16.5	$(8.7)	$5.7
Deferred acquisition cost, operating amortization and amortization of sales inducements, net	14.6	44.6	23.8
Property, plant and equipment, net	0.8	0.6	2.1
Statement of Position 98-1 amortization, net	0.7	1.1	1.1
VeraVest asset impairment	—	—	0.4
AIN goodwill impairment	—	—	2.1
Change in guaranteed minimum death and income benefit reserves	(19.0)	0.3	(5.8)

Total segment income excluding certain non-cash items	$13.6	$37.9	$29.4

		Year ended December 31
		2004	2003
Segment income before federal income taxes		$11.3	$8.7
Deferred acquisition cost, operating amortization and amortization of sales inducements, net		130.8	131.1
Property, plant and equipment, net		3.2	3.7
Statement of Position 98-1 amortization, net		4.1	4.1
VeraVest asset impairment		—	11.5
AIN goodwill impairment		—	2.1
Change in guaranteed minimum death and income benefit reserves		(30.7)	(55.0)

Total segment income excluding certain non-cash items		$118.7	$106.2

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

	Quarter ended December 31			Year ended December 31
(In millions)	2004	2003	% Change	2004	2003	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$8,973.4	$10,034.9	(10.6)	$10,545.8	$10,611.9	(0.6)
Direct premiums and deposits	7.4	21.0	(64.8)	50.4	103.9	(51.5)
Redemptions	(425.2)	(440.3)	(3.4)	(1,893.2)	(2,135.8)	(11.4)
Market appreciation	737.5	904.2	(18.4)	788.3	1,946.3	(59.5)
Transfers and other (1)	22.0	26.0	(15.4)	(176.2)	19.5	N/M

Balance at end of period	$9,315.1	$10,545.8	(11.7)	$9,315.1	$10,545.8	(11.7)

	Quarter ended
	December 31 2004	September 30 2004	December 31 2003
VARIABLE INDIVIDUAL ANNUITIES (2)
Redemptions	$478.3	$491.7	$505.9
Redemption rates (3)	19%	19%	18%

	December 31 2004	December 31 2003	% Change
VARIABLE INDIVIDUAL ANNUITIES
Account values	$10,460.5	$11,742.6	(10.9)
Net amount at risk	$1,937.9	$2,551.2	(24.0)
Deferred acquisition cost asset and capitalized sales inducements	$557.0	$660.2	(15.6)
Value of surrender charges (inforce block)	$360.8	$458.3	(21.3)

(1)	Reserves for individual annuities at December 31, 2004 include a reclassification of $107.1 million to general account liabilities as a result of the implementation of SOP 03-1 on January 1, 2004.
(2)	Includes both full policy and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).
(3)	Redemption rates are annualized based on the average account value in the quarter.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	December 31 2004	December 31 2003	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$821.2	$845.8	(2.9)
Universal life (1)	579.8	633.0	(8.4)
Variable universal life (2)	242.9	249.8	(2.8)
Individual health (3)	257.9	260.3	(0.9)

Total insurance	1,901.8	1,988.9	(4.4)

Annuities
Individual annuities (4)	1,378.0	1,363.1	1.1
Group annuities	428.7	572.5	(25.1)

Total annuities	1,806.7	1,935.6	(6.7)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	30.0	207.5	(85.5)

Total general account reserves	$3,738.5	$4,132.0	(9.5)

Trust instruments supported by funding obligations	$1,126.0	$1,200.3	(6.2)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$1,025.3	$1,053.2	(2.6)
Variable individual annuities (4)	9,315.1	10,545.8	(11.7)

Total individual	10,340.4	11,599.0	(10.9)
Group variable universal life	28.3	127.0	(77.7)
Group annuities	86.3	109.4	(21.1)

Total group	114.6	236.4	(51.5)

Total separate account liabilities	$10,455.0	$11,835.4	(11.7)

(1)	Universal life reserves include reinsured balances of $579.4 and $631.7 million at December 31, 2004 and December 31, 2003, respectively.
(2)	Variable universal life reserves include group variable universal life reserves of $11.1 and $13.2 million at December 31, 2004 and December 31, 2003, respectively.
(3)	Individual health reserves include reinsured balances of $257.3 and $258.9 million at December 31, 2004 and December 31, 2003, respectively.
(4)	Reserves for individual annuities at December 31, 2004 include a reclassification of $107.1 million from separate account liabilities as a result of the implementation of SOP 03-1 on January 1, 2004.

INVESTMENTS

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

(In millions, except yields)	Year ended December 31, 2004
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$199.7	5.68%	$217.0	5.88%	$416.7	5.78%
Equity securities	2.0	—	0.1	—	2.1	—
Mortgages	4.2	8.19%	8.0	8.42%	12.2	8.34%
All other	(4.7)	—	(0.5)	—	(5.2)	—
Investment expenses	(4.1)	—	(7.2)	—	(11.3)	—

Total	$197.1	5.42%	$217.4	5.18%	$414.5	5.30%

	Year ended December 31, 2003
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$189.8	5.99%	$235.1	5.99%	$424.9	5.99%
Equity securities	0.5	4.62%	0.5	3.01%	1.0	3.65%
Mortgages	6.8	9.40%	12.5	8.18%	19.3	8.58%
All other	(8.4)	—	28.1	—	19.7	—
Investment expenses	(3.8)	—	(5.4)	—	(9.2)	—

Total	$184.9	5.55%	$270.8	5.88%	$455.7	5.74%

(1)	Includes purchase accounting adjustments of $3.2 million and $3.3 million for the year ended December 31, 2004 and 2003, respectively. Also includes corporate eliminations of $0.6 million for the years ended December 31, 2004 and 2003.

ALLMERICA FINANCIAL CORPORATION

COMPONENTS OF NET REALIZED INVESTMENT GAINS

	Quarter ended December 31
(In millions)	2004			2003
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
Net gains on securities transactions	$3.4	$7.8	$11.2	$5.2	$4.5	$9.7
Other than temporary impairments	—	(0.9)	(0.9)	(1.9)	(3.5)	(5.4)
Other	—	0.1	0.1	1.5	(0.1)	1.4

Net realized investment gains	$3.4	$7.0	$10.4	$4.8	$0.9	$5.7

	Year ended December 31
	2004			2003
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
Net gains on securities transactions	$22.7	$21.9	$44.6	$23.2	$63.5	$86.7
Other than temporary impairments	(1.9)	(5.1)	(7.0)	(17.7)	(43.9)	(61.6)
Other	(0.7)	(8.2)	(8.9)	2.1	(3.1)	(1.0)

Net realized investment gains	$20.1	$8.6	$28.7	$7.6	$16.5	$24.1

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.9	$2.3	$4.2	$285.4	$367.3	$652.7
7 - 12 months	3.0	3.1	6.1	156.5	175.5	332.0
Greater than 12 months	8.1	7.4	15.5	229.4	196.0	425.4

Total investment grade fixed maturities	13.0	12.8	25.8	671.3	738.8	1,410.1

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.3	0.1	0.4	31.6	5.3	36.9
7 - 12 months	1.4	0.5	1.9	16.9	3.4	20.3
Greater than 12 months	—	—	—	—	1.0	1.0

Total below investment grade fixed maturities	1.7	0.6	2.3	48.5	9.7	58.2

Equity securities	0.1	—	0.1	0.7	—	0.7

Total fixed maturities and equity securities	$14.8	$13.4	$28.2	$720.5	$748.5	$1,469.0

	December 31, 2003
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$11.0	$6.8	$17.8	$565.2	$458.3	$1,023.5
7 - 12 months	4.9	10.8	15.7	92.7	239.0	331.7
Greater than 12 months	1.2	3.7	4.9	21.8	74.5	96.3

Total investment grade fixed maturities	17.1	21.3	38.4	679.7	771.8	1,451.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.5	0.7	1.2	18.1	20.4	38.5
7 - 12 months	—	2.5	2.5	—	8.2	8.2
Greater than 12 months	0.5	5.2	5.7	8.1	29.0	37.1

Total below investment grade fixed maturities	1.0	8.4	9.4	26.2	57.6	83.8

Equity securities	—	0.1	0.1	0.5	1.3	1.8

Total fixed maturities and equity securities	$18.1	$29.8	$47.9	$706.4	$830.7	$1,537.1

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions) NAIC Designation		December 31, 2004
		Amortized Cost			Fair Value
	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,601.9	$2,374.4	$4,976.3	$2,676.9	$2,436.9	$5,113.8
2	Baa	908.8	1,258.7	2,167.5	937.3	1,320.3	2,257.6
3	Ba	89.5	130.6	220.1	94.8	138.9	233.7
4	B	92.2	40.6	132.8	96.7	45.9	142.6
5	Caa and lower	31.1	13.7	44.8	36.7	19.6	56.3
6	In or near default	3.3	8.6	11.9	3.7	14.5	18.2

Total fixed maturities		$3,726.8	$3,826.6	$7,553.4	$3,846.1	$3,976.1	$7,822.2

		December 31, 2003
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,360.7	$2,341.9	$4,702.6	$2,442.5	$2,417.4	$4,859.9
2	Baa	874.8	1,346.9	2,221.7	902.5	1,427.3	2,329.8
3	Ba	91.0	134.4	225.4	97.0	138.8	235.8
4	B	75.9	64.5	140.4	83.9	65.9	149.8
5	Caa and lower	25.9	14.3	40.2	34.6	19.4	54.0
6	In or near default	5.4	10.6	16.0	5.9	11.3	17.2

Total fixed maturities		$3,433.7	$3,912.6	$7,346.3	$3,566.4	$4,080.1	$7,646.5

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2004	Q4 04	Q3 04	Q2 04	Q1 04	2003	Q4 03	Q3 03	Q2 03	Q1 03
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$134.6	$45.9	$42.1	$35.8	$10.8	$34.3	$25.3	$11.5	$0.2	$(2.7)
Commercial Lines	58.0	26.0	(7.1)	12.6	26.5	98.7	6.0	18.1	35.2	39.4
Other Property and Casualty	5.4	1.7	1.7	0.7	1.3	(15.5)	2.5	2.6	(22.1)	1.5

Total Property and Casualty	198.0	73.6	36.7	49.1	38.6	117.5	33.8	32.2	13.3	38.2
Life Companies	11.3	16.5	(8.7)	(6.3)	9.8	8.7	5.7	(8.1)	13.5	(2.4)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$169.4	$80.1	$18.0	$32.9	$38.4	$86.3	$29.5	$14.1	$16.9	$25.8

Federal income tax (expense) benefit on segment income	(28.6)	(21.2)	1.6	(3.8)	(5.2)	6.1	0.8	5.6	1.8	(2.1)

Total segment income after federal income taxes	140.8	58.9	19.6	29.1	33.2	92.4	30.3	19.7	18.7	23.7
Federal income tax settlement	30.4	0.1	—	0.2	30.1	—	—	—	—	—
Net realized investment gains (losses), net of amortization and taxes	16.1	5.2	(3.7)	4.4	10.2	10.4	4.0	(8.2)	6.6	8.0
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	(0.1)	0.1	1.9	—	(2.1)	3.7	—	0.4	0.3	3.0
Income from sale of universal life business, net of taxes	—	—	—	—	—	3.6	—	—	—	3.6
Gains (losses) on derivative instruments, net of taxes	0.8	0.5	0.1	0.2	—	(4.5)	(5.4)	0.3	(0.4)	1.0
Restructuring costs, net of taxes	(5.5)	(1.7)	(0.2)	(1.5)	(2.1)	(18.7)	(14.9)	(0.8)	(0.8)	(2.2)

Income before cumulative effect of accounting change	182.5	63.1	17.7	32.4	69.3	86.9	14.0	11.4	24.4	37.1
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	(57.2)	—	—	—	—	—

NET INCOME	$125.3	$63.1	$17.7	$32.4	$12.1	$86.9	$14.0	$11.4	$24.4	$37.1

PER SHARE DATA (DILUTED)

NET INCOME	$2.34	$1.18	$0.33	$0.60	$0.23	$1.63	$0.26	$0.21	$0.46	$0.70
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.7	53.6	53.7	53.7	53.2	53.5	53.3	53.0	53.0

BALANCE SHEET
Total investments		$8,265.7	$8,253.1	$8,091.3	$8,239.5		$8,185.6	$8,279.5	$8,219.0	$8,172.2
Separate account assets		$10,455.0	$10,086.0	$10,740.3	$11,304.9		$11,835.4	$11,546.0	$11,719.0	$11,016.2
Total assets		$23,435.1	$23,107.0	$23,664.2	$24,380.4		$25,112.5	$25,008.0	$25,173.2	$24,372.8
Total shareholders’ equity		$2,339.5	$2,294.2	$2,207.2	$2,289.3		$2,220.2	$2,196.6	$2,225.6	$2,115.9
Book value per share		$43.91	$43.09	$41.48	$43.04		$41.89	$41.42	$41.96	$39.86
Book value per share, excluding accumulated other comprehensive income		$43.85	$42.69	$42.36	$41.77		$41.59	$41.30	$41.07	$40.59

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2002	Q4 02	Q3 02	Q2 02	Q1 02
SEGMENT INCOME (LOSS) (1)

Property and Casualty
Personal Lines	$40.2	$(6.7)	$13.3	$24.3	$9.3
Commercial Lines	124.2	40.7	37.2	21.1	25.2
Other Property and Casualty	5.8	(3.7)	3.9	4.4	1.2

Total Property and Casualty	170.2	30.3	54.4	49.8	35.7
Life Companies	(634.7)	2.2	(544.1)	(118.3)	25.5
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment (loss) income before federal income taxes	$(504.4)	$22.5	$(499.7)	$(78.4)	$51.2

Federal income tax benefit (expense) on segment (loss) income	229.0	(0.6)	184.7	50.7	(5.8)

Total segment (loss) income after federal income taxes	(275.4)	21.9	(315.0)	(27.7)	45.4

Net realized investment (losses) gains, net of amortization and taxes	(89.4)	(45.8)	(0.7)	(38.5)	(4.4)
Gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	66.7	66.7	—	—	—
Loss from sale of universal life business, net of taxes	(20.3)	(20.3)	—	—	—
Gains on derivative instruments, net of taxes	26.2	6.5	—	9.1	10.6
Restructuring costs, net of taxes	(9.6)	(9.6)	—	—	—
Other items, net of taxes	(0.6)	(4.5)	2.3	1.6	—

(Loss) income before cumulative effect of accounting change	(302.4)	14.9	(313.4)	(55.5)	51.6
Cumulative effect of change in accounting principle, net of taxes	(3.7)	—	—	—	(3.7)

NET (LOSS) INCOME	$(306.1)	$14.9	$(313.4)	$(55.5)	$47.9

PER SHARE DATA (DILUTED)

NET (LOSS) INCOME	$(5.79)	$0.28	$(5.93)	$(1.05)	$0.90

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	52.9	52.9	52.9	52.9	53.1

BALANCE SHEET
Total investments		$8,806.8	$9,816.0	$9,844.9	$9,977.2
Separate account assets		$12,343.4	$12,152.9	$14,054.3	$15,085.9
Total assets		$26,578.9	$27,528.6	$29,157.3	$30,292.2
Total shareholders’ equity		$2,072.2	$2,105.4	$2,391.7	$2,384.8
Book value per share		$39.12	$39.69	$45.07	$44.98
Book value per share, excluding accumulated other comprehensive income		$39.83	$39.47	$45.32	$46.32

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

(2)	Excludes 0.2 million shares for the year ended December 31, 2002, 0.1 million shares for the quarter ended September 30, 2002 and 0.4 million shares for the quarter ended June 30, 2002 due to antidilution.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2004
	Price Range		Dividends Per Share
	High	Low
March 31	$38.25	$30.84	—
June 30	$36.10	$30.71	—
September 30	$34.61	$26.05	—
December 31	$33.00	$25.45	—

Quarter Ended	2003
	Price Range		Dividends Per Share
	High	Low
March 31	$16.43	$9.84	—
June 30	$18.53	$13.75	—
September 30	$24.90	$17.74	—
December 31	$31.29	$24.65	—

INDUSTRY RATINGS AS OF JANUARY 31, 2005

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	BB	Ba1
First Allmerica Financial Life Insurance Company	B+	BB	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bb+	BB	Ba1
Allmerica Financial Corporation Capital Securities	bb-	B	Ba2
Allmerica Financial Corporation Short Term Debt	AMB-3	—	NP
First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

EquiServe, LP

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

Debra Casey, CPA

Director, Investor Relations

(508) 855-6658

dcasey@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com